UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Extreme Networks, Inc.

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EXTREMENETWORKS, INC.

2121 RDU CENTER DRIVE, SUITE 300 MORRISVILLE,NC 27560 YourVote Counts! EXTREME NETWORKS, INC. 2022 Annual Meeting Vote by November 16, 2022 11 :59 PM ET You invested in EXTREME NETWORKS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 17, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to November 03, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* November 17, 2022 11:00 AM EST Virtually at: www.virtualshareholdermeeting.com/EXTR2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Elect seven directors to the Board of Directors for a one-year term:

Nominees: 01) Ingrid J. Burton 04) Edward H. Kennedy 07) John C. Shoemaker

02) Charles P. Carinalli 05) Rajendra Khanna 03) Kathleen M. Holmgren 06) Edward B. Meyercord 0For 2. Advisory vote to approve our named executive officers' compensation; 0For 3. Ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2023; 0For 4. Approve an amendment and restatement of the Extreme Networks, Inc. 2013 Equity Incentive plan to, among other things, add 6,500,000 shares of our common stock to those reserved for issuance under the plan; and OF or 5. Approve amendments to the Company's Certificate of Incorporation to adopt simple majority voting. 0For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".